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[MOUNTAIN LOGO] WESTCORE FUNDS
                                 WESTCORE TRUST


                             WESTCORE BLUE CHIP FUND
                        WESTCORE MID-CAP OPPORTUNITY FUND
                       WESTCORE SMALL-CAP OPPORTUNITY FUND

       Supplement dated April 12, 2000 to Prospectus dated October 1, 1999

THIS SUPPLEMENT IS TO BE USED WITH THE PROSPECTUS DATED OCTOBER 1, 1999. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTES A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-392-CORE (2673) OR DOWNLOAD A COPY FROM THE INTERNET AT WWW.WESTCORE.COM.

THE FOLLOWING INFORMATION SUPERCEDES THE SUPPLEMENT DATED JANUARY 18, 2000 AND REPLACES THE SECOND AND FOURTH PARAGRAPH UNDER "INVESTMENT PERSONNEL" ON PAGE 29 OF THE PROSPECTUS DATED OCTOBER 1, 1999.

Christianna Wood, CFA, a Vice President and Director of Value Strategies with Denver Investment Advisors, investment adviser to the Westcore Funds, has been responsible for the day-to-day management of the Westcore Mid-Cap Opportunity Fund since its inception and Westcore Small-Cap Opportunity Fund effective April 12, 2000. Ms. Wood has been a portfolio manager of small- to mid-cap companies for over 17 years, and has been with Denver Investment Advisors since 1996.

Charlotte Petersen, CFA, a Vice President of Denver Investment Advisors, is responsible for the day-to-day management of the Westcore Blue Chip Fund. Ms. Petersen has 14 years of research and portfolio management experience, working with both value and growth styles, and has been primarily responsible for managing portfolios of large institutional clients for Denver Investment Advisors since 1993.

Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.

WC113

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